                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                 ---------------

                                    Form 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report:   September 18, 1997

Date of Earliest
  Event Reported: September 18, 1997


                                    MBIA Inc.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Connecticut             1-9583                    06-1185706
        --------------    ------------------------         ------------
        (State of         (Commission File Number)        (IRS Employer
         Incorporation)                                    Identification No.)


   113 King Street, Armonk, New York                         10504
--------------------------------------------------         ----------
(Address of principal executive offices)                   (Zip Code)


                                 (914) 273-4545
               ---------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5.   OTHER EVENTS
          ------------

On September 18, 1997, the Company announced that its Board of Directors approved a 2-for-1 stock split by means of a stock dividend. The press release making such announcement is filed herewith.

                                                                     Page 2 of 4

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MBIA Inc.
                                         ------------------------------
                                              (Registrant)


Date:  September 18, 1997                By  /s/ Julliette S. Tehrani
       ------------------                -------------------------------
                                         Name:  Julliette S. Tehrani
                                         Title: Executive Vice President
                                                Chief Financial Officer
                                                Treasurer


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MBIA INC.                                                           NEWS RELEASE
113 King Street
Armonk, NY 10504
914 273 4545

Contact:  Michael C. Ballinger                             FOR IMMEDIATE RELEASE
          (914) 765-3893                                   ---------------------


MBIA INC. ANNOUNCES 2-FOR-1 STOCK SPLIT AND DIVIDEND INCREASE
-------------------------------------------------------------

ARMONK, New York - September 18, 1997 - MBIA Inc. (NYSE: MBI) announced today that its Board of Directors approved a 2-for-1 stock split by means of a stock dividend. The Board also increased the company's quarterly dividend 3 percent to 39 cents per share from 38 cents per share.

The 2-for-1 stock split will be accomplished through a 100 percent stock dividend payable on October 29 to shareholders of record as of October 1.

MBIA's increased quarterly dividend will be payable on a pre-split basis on October 15 to shareholders of record as of September 29. The dividend increase is the tenth consecutive annual increase since MBIA began paying a dividend in 1987.

David H. Elliott, chairman and chief executive officer of MBIA, said, "The Board of Directors' decision to split the stock should make our shares more attractive to a wider range of investors and enhance the liquidity of our stock. The dividend increase reflects the company's favorable business prospects and its ability to deliver continued earnings growth."

MBIA Inc., through its wholly owned subsidiary, MBIA Insurance Corporation, is the leading insurer of municipal bonds and structured finance transactions. MBIA is also a leading provider of investment management and municipal services to the public sector. MBIA Insurance Corporation has a claims-paying rating of Triple-A from Moody's Investors Service, Inc., Standard & Poor's Ratings Services and Fitch Investors Service. Please visit MBIA's web site at http://www.mbia.com.



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